Exhibit 10.1

                                                               EXECUTION VERSION

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "AGREEMENT") is made as of the 3rd day of March, 2014 by and between Stevia Corp., a Nevada corporation (the "COMPANY"), and Nomis Bay Ltd., a Bermuda company (the "Investor").

     WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the 1933 Act (without limiting any other such exemption which may apply to the transactions contemplated by this Agreement);

     WHEREAS, the Company has authorized the issuance of senior convertible notes, in the aggregate original principal amount of $1,100,000, in the form attached hereto as Exhibit A (the "NOTES"), which Notes shall be convertible into shares of the Company's common stock, $0.001 par value per share (the "COMMON STOCK"), in accordance with the terms of the Notes;

     WHEREAS, Investor wishes to purchase, and the Company wishes to sell at the Initial Closing (as defined below), upon the terms and conditions stated in this Agreement, a Note in the aggregate original principal amount as set forth in column (3) on Schedule I hereto (the "INITIAL NOTE") (and the Common Stock issuable upon conversion thereof, collectively, the "INITIAL CONVERSION SHARES");

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company may require the Investor to participate in an Additional Closing (as defined below) for the purchase by the Investor, and the sale by the Company, of a Note in an original principal amount as set forth in column (4) on Schedule I hereto (the "ADDITIONAL NOTE") (and the Common Stock issuable upon conversion thereof, collectively, the "ADDITIONAL CONVERSION SHARES" and, collectively with the Initial Conversion Shares, the "CONVERSION SHARES");

     WHEREAS, the Notes, together with the Conversion Shares, are referred to herein as the "SECURITIES" and the offering contemplated hereby is referred to herein as the "OFFERING";

     WHEREAS, the parties have agreed that the obligation to repay the Notes shall be an unsecured obligation of the Company; and

     WHEREAS, at the Initial Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the
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premises and the mutual agreements,  representations and warranties,  provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Purchase and Sale of Notes.

     1.1 Purchase and Sale of Initial Notes. Subject to the satisfaction (or, where legally permissible, the waiver) of the conditions set forth in Sections 4.1, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company on the Initial Closing Date (as defined below), an Initial Note in the aggregate original principal amount as set forth in column
(3) on Schedule I hereto (the "INITIAL CLOSING").

     1.2 Purchase and Sale of Additional Notes. Subject to the satisfaction (or, where legally permissible, the waiver) of the conditions set forth in Sections 3.2(b) and 4.1 below, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company on the Additional Closing Date (as defined below), an Additional Note in the aggregate original principal amount as set forth in column (4) on Schedule I hereto (the "ADDITIONAL CLOSING").

     1.3 Form of Payment.

     (a) On the Initial Closing Date, (i) the Investor shall pay the Initial Purchase Price (as defined below) (less the amounts withheld pursuant to Section 10.12) to the Company for the Initial Note to be issued and sold to the Investor at the Initial Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions and (ii) the Company shall deliver to the Investor an Initial Note in the aggregate original principal amount as set forth in column (3) on Schedule I hereto, duly executed on behalf of the Company and registered in the name of the Investor or its designee.

     (b) On the Additional Closing Date, (i) the Investor shall pay the Additional Purchase Price (as defined below) (less the amounts withheld pursuant to Section 10.12) to the Company for the Additional Note to be issued and sold to the Investor at the Additional Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions and
(ii) the Company shall deliver to the Investor an Additional Note in the aggregate original principal amount as set forth in column (4) on Schedule I hereto, duly executed on behalf of the Company and registered in the name of the Investor or its designee.

     (c) Rank. The parties hereto acknowledge that the Initial Note and the Additional Note shall be part of a single series of notes and shall rank PARI PASSU with each other.

     2. Purchase Price. The purchase price for the Initial Note to be purchased by the Investor (the "INITIAL PURCHASE PRICE") shall be the amount as set forth in column (5) on Schedule I hereto. The purchase price for the Additional Note to be purchased by the Investor (the "ADDITIONAL PURCHASE PRICE", and together with the Initial Purchase Price, each, a "PURCHASE PRICE") shall be the amount as set forth in column (6) on Schedule I hereto. The Initial Note will be issued with an original issue discount of approximately 32.0%.

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     3.  Closings.  The  Initial  Closing  and the  Additional  Closing are each sometimes referred to in this Agreement as a "CLOSING". Each Closing shall occur at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166.

     3.1 Initial Closing. The date and time of the Initial Closing (the "INITIAL CLOSING DATE") shall be 10:00 a.m. (New York City time), on the first (1st) Trading Day (as defined below) (and including the date hereof if a Trading Day) on which the conditions to the Initial Closing set forth in Section 4.1 below are satisfied or waived.

     3.2 Additional Closing.

     (a) Additional Closing Date. If the Company delivers an Additional Closing Notice (as defined below), the date and time of the Additional Closing shall be 10:00 a.m. (New York City time), on a date that is no later than the tenth
(10th) Trading Day after the Effective Date (the "ADDITIONAL CLOSING DATE," and the Initial Closing Date and the Additional Closing Date are each sometimes referred to in this Agreement as a "CLOSING DATE").

     (b) Additional Closing Mechanics. Subject to the satisfaction (or waiver) of the conditions set forth in this Section 3.2(b) and Section 4.2 below, the Company shall have the right to require the Investor to purchase the Additional Note on the Additional Closing Date by delivering to the Investor on the Effective Date, by facsimile and overnight courier at its address set forth in
Section 10.4 hereof, an irrevocable written notice that the Company has exercised its right to require the Investor to purchase the Additional Note (the "ADDITIONAL CLOSING NOTICE", and such date, the "ADDITIONAL CLOSING NOTICE DATE"). For the avoidance of doubt, the Company shall not be entitled to effect an Additional Closing if there shall exist an Additional Note Conditions Failure (as defined below). Notwithstanding anything herein to the contrary, if the Additional Closing does not occur by August 31, 2014, the Company's right to effect an Additional Closing hereunder shall automatically terminate.

     4. Closing Conditions; Certain Covenants.

     4.1 Conditions to the Initial Closing.

     (a) Conditions of the Company to the Initial Closing. The obligation of the Company to sell and issue the Initial Note to the Investor at the Initial Closing is subject to the fulfillment, to the Company's reasonable satisfaction, prior to or at the Initial Closing, of each of the following conditions:

     (i) Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (x) that are not qualified by "materiality" shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Initial Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (y) that are qualified by "materiality" shall have been true and correct when made and shall be true and correct as of the Initial Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as

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of another date, in which case,  such  representations  and warranties  shall be true and correct as of such other date.

     (ii) Initial Purchase Price. At the Initial Closing, the Investor shall have tendered to the Company the Initial Purchase Price (less the amounts withheld pursuant to Section 10.12) by wire transfer of immediately available funds to the account specified in writing by the Company prior to the date hereof.

     (iii) Registration Rights Agreement. The Investor shall have duly executed and delivered the Registration Rights Agreement to the Company.

     (iv) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

     (b) Conditions to the Investor to the Initial Closing. The obligation of the Investor to purchase the Initial Note to be issued to the Investor at the Initial Closing is subject to the satisfaction, or (where legally permissible) the waiver by the Investor, on the Initial Closing Date, of each of the following conditions:

     (i) Representations and Warranties. The representations and warranties of the Company contained in this Agreement (x) that are not qualified by "materiality" or "Material Adverse Effect" shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Initial Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (y) that are qualified by "materiality" or "Material Adverse Effect" shall have been true and correct when made and shall be true and correct as of the Initial Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

     (ii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. The Company shall have delivered to the Investor on the Initial Closing Date a written certification by an executive officer of the Company to the foregoing substantially in the form attached hereto as Exhibit C.

     (iii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or the FINRA (except for any suspension of trading of less than fourteen (14) days, which suspension shall be terminated prior to the Initial Closing Notice Date), the Company shall not have received any final and

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non-appealable  notice that the listing or  quotation of the Common Stock on the
Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Trading Market), trading in securities generally as reported on the Trading Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the U.S. or New York State authorities (except for any suspension, limitation or moratorium which shall be terminated prior to the Initial Closing Notice Date), there shall not have been imposed any suspension of electronic trading or settlement services by the Depository Trust Company ("DTC") with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension), nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis that has had or would reasonably be expected to have a material adverse change in any U.S. financial, credit or securities market that is continuing.

     (iv) Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents (as defined below) to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or "Blue Sky" laws for the offer and sale of the Securities by the Company to the Investor).

     (v) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

     (vi) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced or threatened, and no inquiry or investigation by any governmental authority shall have been commenced or threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

     (vii) Listing of Securities. All of the Conversion Shares that may be issued pursuant to the Notes shall have been approved for listing or quotation on the Trading Market as of the Initial Closing Date, subject only to notice of issuance.

     (viii) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

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     (ix) Initial Note. At the Initial Closing,  the Company shall have tendered to the Investor the Initial Note.

     (x) Registration Rights Agreement. The Company shall have duly executed and delivered the Registration Rights Agreement to the Investor.

     (xi) Current Public Information. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the 1934 Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the 1934 Act, shall have been filed with the Commission under the 1934 Act.

     4.2 Conditions to the Additional Closing.

     (a) Conditions of the Company to the Additional Closing. The obligation of the Company to sell and issue the Additional Note to the Investor at the Additional Closing is subject to the fulfillment, to the Company's reasonable satisfaction, prior to or at the Additional Closing, of each of the following conditions:

     (i) Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (x) that are not qualified by "materiality" shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Additional Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (y) that are qualified by "materiality" shall have been true and correct when made and shall be true and correct as of the Additional Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

     (ii) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

     (b) Conditions of the Investor to the Additional Closing. The obligation of the Investor to purchase the Additional Note to be issued to the Investor at the Additional Closing is subject to the satisfaction, or (where legally permissible) the waiver by the Investor, on the Additional Closing Date, of each of the following conditions:

     (i) Representations and Warranties. The representations and warranties of the Company contained in this Agreement (x) that are not qualified by "materiality" or "Material Adverse Effect" shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Additional Closing Notice Date and the Additional Closing

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Date with the same  force and  effect  as if made on such  dates,  except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (y) that are qualified by "materiality" or "Material Adverse Effect" shall have been true and correct when made and shall be true and correct as of the Additional Closing Notice Date and the Additional Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

     (ii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Initial Note and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Additional Closing Notice Date and the Additional Closing Date (as applicable). The Company shall have delivered to the Investor on the Additional Closing Date a written certification by an executive officer of the Company to the foregoing substantially in the form attached hereto as Exhibit C.

     (iii) Registration Statement Effective. The Initial Registration Statement (as defined in the Registration Rights Agreement) covering the resale by the Investor of the Registrable Securities covered thereby shall have been declared effective under the Securities Act by the Commission and shall remain effective, and the Investor shall be permitted to utilize the Prospectus therein to resell such Registrable Securities.

     (iv) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Registration Statement, the Prospectus (as defined in the Registration Rights Agreement) or any supplement to the Prospectus (each, a "PROSPECTUS
SUPPLEMENT"), or for any amendment of or supplement to the Registration Statement, the Prospectus, or any Prospectus Supplement; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Registration Statement, the Prospectus or any Prospectus Supplement untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement, the Prospectus or any Prospectus Supplement in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Registration Statement or a supplement to the Prospectus or any Prospectus Supplement to comply with the Securities Act or any other law (other than the transactions contemplated by the Additional Closing Notice and the settlement thereof). The

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Company  shall have no knowledge of any event that could  reasonably be expected to have the effect of causing the suspension of the effectiveness of the Registration Statement or the prohibition or suspension of the use of the Prospectus or any Prospectus Supplement in connection with the resale of the Registrable Securities by the Investor.

     (v) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or the FINRA (except for any suspension of trading of less than fourteen (14) days, which suspension shall be terminated prior to the Additional Closing Notice Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Trading Market), trading in securities generally as reported on the Trading Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the U.S. or New York State authorities (except for any suspension, limitation or moratorium which shall be terminated prior to the Additional Closing Notice Date), there shall not have been imposed any suspension of electronic trading or settlement services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension), nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis that has had or would reasonably be expected to have a material adverse change in any U.S. financial, credit or securities market that is continuing.

     (vi) Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or "Blue Sky" laws for the offer and sale of the Securities by the Company to the Investor and the subsequent resale of the Registrable Securities by the Investor (or shall have the availability of exemptions therefrom).

     (vii) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

     (viii) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced or threatened, and no inquiry or investigation by any governmental authority shall have been commenced or threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any

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Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

     (ix) Listing of Securities. All of the Conversion Shares that may be issued pursuant to the Notes shall have been approved for listing or quotation on the Trading Market as of the Closing Date, subject only to notice of issuance.

     (x) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

     (xi) Delivery of Initial Conversion Shares. The Company shall have delivered on a timely basis all of the Initial Conversion Shares issuable upon any conversion of the Initial Note by the Investor, as applicable.

     (xii) Opinion of Counsel. On the Additional Closing Date, the Investor shall have received an opinion from outside counsel to the Company, dated the Additional Closing Date, in the form mutually agreed to by the parties hereto prior to the date hereof.

     (xiii) Additional Note. At the Additional Closing, the Company shall have tendered to the Investor the Additional Note.

     (xiv) Current Public Information. The Current Report (as defined below) shall have been filed with the Commission as required pursuant to Section 4.3, and the Initial Press Release and the Additional Press Release (each as defined below) shall have been issued by the Company in accordance with Section 4.3. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the 1934 Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the 1934 Act, shall have been filed with the Commission under the 1934 Act.

     (xv) No Additional Note Conditions Failure. No Additional Note Conditions Failure shall exist.

     4.3 Securities Law Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the Initial Closing Date, issue a press release in form and substance reasonably acceptable to the Investor disclosing the material terms of the transactions contemplated hereby (the "INITIAL PRESS RELEASE") and (b) issue a Current Report on Form 8-K (the "CURRENT REPORT") disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents as exhibits thereto, within the time required by the 1934 Act. From and after the issuance of the Initial Press Release, the Company represents to the Investor that the Company shall have publicly disclosed all material, non-public information delivered to the Investor as of such time by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall, on or before 9:00 a.m. (New York City time) on the Trading Day immediately following the Additional Closing Notice Date, issue a press release in form and substance reasonably acceptable to the Investor disclosing that the Company has elected to deliver an Additional Closing Notice to the Investor (the "ADDITIONAL PRESS RELEASE"). From and after the issuance of the Additional Press Release, the Company represents to the Investor that the Company shall have publicly disclosed all material, non-public information delivered to the Investor as of such time by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, prior to the issuance, filing or public disclosure thereof, and the Company shall not issue, file or publicly disclose any such information to which the Investor shall object. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure for review in connection with a previous filing.

     4.4 Legends. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 (as defined below), to the Company or to an affiliate of the Investor or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. The Investor understands that the certificate or other instrument representing the Notes and the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legends as required by applicable state securities or "Blue Sky" laws in addition to a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

          [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE,
     SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A

     BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

     The Company shall use its reasonable best efforts to cause its transfer agent to remove the legend set forth above and to issue a certificate without such legend to the holder of the Securities upon which it is stamped, or to issue to such holder by electronic delivery at the applicable balance account at DTC, unless otherwise required by state securities or "blue sky" laws, at such time as (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form generally acceptable to the Company's legal counsel, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company and its legal counsel with reasonable assurance in writing that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. In furtherance of the foregoing, the Company agrees that, following the Effective Date or at such time as such legend is not required pursuant to this Section 4.4, the Company shall, no later than three Trading Days following the delivery by the Investor to the Company or the Transfer Agent of a certificate representing Conversion Shares issued with a restrictive legend (such third Trading Day, the "LEGEND REMOVAL DATE"), either: (A) issue and deliver (or cause to be issued and delivered) to the Investor a certificate representing such Conversion Shares, as applicable, that is free from all restrictive and other legends or (B) cause the Transfer Agent to credit the Investor's or its designee's account at DTC through its Deposit/Withdrawal at Custodian (DWAC) system with a number of shares of Common Stock equal to the number of Conversion Shares, as applicable, represented by the certificate so delivered by the Investor. If the Company fails on or prior to the Legend Removal Date to either (i) issue and deliver (or cause to be issued and delivered) to the Investor a certificate representing the Conversion Shares, as applicable, that is free from all restrictive and other legends or (ii) cause the Transfer Agent to credit the balance account of the Investor or its designee at DTC through its Deposit/Withdrawal at Custodian (DWAC) system with a number of shares of Common Stock equal to the number of the Conversion Shares, as applicable, represented by the certificate delivered by the Investor pursuant hereto, and if on or after the Legend Removal Date the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares of Common Stock that the Investor anticipated receiving from the Company without any restrictive legend, then the Company shall, within three Trading Days after the Investor's request, pay cash to the Investor in an amount equal to the Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, at which point the Company's obligation to deliver a certificate or credit the Investor's or its designee's account at DTC for such shares of Common Stock shall terminate and such shares shall be cancelled.

     4.5 Short Sales. So long as the Notes remain outstanding, neither the Investor nor any of its affiliates nor any entity managed or controlled by the Investor (collectively, the "RESTRICTED PERSONS" and each of the foregoing is referred to herein as a "RESTRICTED PERSON") shall, directly or indirectly, engage in any Short Sales involving the Company's securities. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person from: (1) selling "long" (as defined under Rule 200 promulgated under Regulation SHO) the Securities; or (2) selling a number of shares of Common Stock equal to the number of Conversion Shares that such

Restricted Person is entitled to receive under a pending Conversion Notice (as defined in the Notes) but has not yet taken possession of so long as such Restricted Person delivers the Conversion Shares purchased pursuant to such Conversion Notice to the purchaser thereof; provided, however, such Restricted Person shall not be required to so deliver any such Conversion Shares subject to such Conversion Notice if the Company fails for any reason to deliver such Conversion Shares to the Investor on the applicable settlement date upon the terms and subject to the provisions of the Notes.

     5. Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Investors as of the Initial Closing Date, the Additional Closing Notice Date and the Additional Closing Date (each a "REPRESENTATION DATE"):

     5.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

     5.2 Capitalization and Voting Rights. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the Public Reports as of the dates reflected therein. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the Public Reports, this Agreement and the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the Public Reports, no shares of Common Stock are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company's equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Public Reports, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Public Reports, the offer and sale of all capital stock, convertible or exchangeable securities, rights, warrants or options of the Company issued prior to the applicable Representation Date complied with all applicable federal and state securities laws, and no stockholder has any right of rescission or damages or any "put" or similar right with respect thereto that would have a Material Adverse Effect. Except as set forth in the Public Reports, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the Notes, this Agreement or the Registration Rights Agreement or the consummation of the transactions described herein or therein.

     5.3 Authorization; Enforcement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Notes, the Registration Rights Agreement (the "TRANSACTION DOCUMENTS") and the performance of all obligations of the Company hereunder and thereunder, and the authorization (or reservation for issuance), sale and issuance of the Notes, and the Common Stock into which the Notes is convertible or exercisable, have been taken on or prior to the date hereof. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except:
(i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

     5.4 Valid Issuance of the Conversion Shares; Reservation of Shares. Each of the Notes has been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and free and clear of all Liens imposed by the Company other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Conversion Shares when issued and delivered in accordance with the terms of this Agreement and the Notes, as applicable, for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens imposed by the Company other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Company has reserved from its duly authorized capital stock a sufficient number of shares of Common Stock for issuance of the Conversion Shares as required by Section 8 of the Notes.

     5.5 Offering. Subject to the truth and accuracy of the Investor's representations set forth in Section 6 of this Agreement, the offer and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 ACT"), and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

     5.6 Public Reports. The Company is current in its filing obligations under the 1934 Act, including without limitation as to its filings of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the "PUBLIC REPORTS"). The Public Reports do not contain any untrue statement of a material fact or omit to state any fact necessary to make any statement therein not misleading. The financial statements included within the Public Reports for the fiscal year ended March 31, 2013 and for each quarterly period thereafter (the "FINANCIAL STATEMENTS") have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnote required by generally accepted accounting principles. The Financial Statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

     5.7 Compliance With Laws. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect on its business and the Company has not received written notice of any such violation.

     5.8 Violations. The consummation of the transactions contemplated by the Transaction Documents and all other documents and instruments required to be delivered in connection therewith will not result in or constitute any of the following: (a) a violation of any provision of the certificate of incorporation, bylaws or other governing documents of the Company; (b) a violation of any provisions of any applicable law or of any writ or decree of any court or governmental instrumentality; (c) a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of a lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which the Company is a party or by which the Company or its property is bound; (d) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of the Company; or (e) the creation or imposition of any lien, pledge, option, security agreement, equity, claim, charge, encumbrance or other restriction or limitation on the capital stock or on any of the properties or assets of the Company.

     5.9 Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any person, firm or corporation, or any agency, bureau or department of any government or any subdivision thereof, not already obtained, is required in connection with the execution and delivery of the Transaction Documents by the Company or the consummation by the Company of the transactions provided for herein and therein.

     5.10 Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.

     5.11 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company's officers or directors in their capacities as such.

     5.12 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Public Reports, except as specifically disclosed in a subsequent Public Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and
(B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission,
(iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

     5.13 Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the Public Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). None of, and the Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has not received, since the date of the latest audited financial statements included within the Public Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5.14 Registration Rights. Other than the Investor or as set forth in the Public Reports, no person has any right to cause the Company to effect the registration under the 1933 Act of any securities of the Company.

     5.15 Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investor regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Investor does not make nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 6 hereof.

     5.16 No Integrated Offering. Assuming the accuracy of the Investor's representations and warranties set forth in Section 6, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the 1933 Act which would require the registration of any such securities under the 1933 Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

     5.17 Seniority. As of the applicable Representation Date, no Indebtedness or other claim against the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

     5.18 Bankruptcy Status; Indebtedness. The Company has no current intention or expectation to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Representation Date. Schedule 5.18 sets forth as of the date hereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "INDEBTEDNESS" means (x) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness, except the convertible notes set forth in Schedule 5.18.

     5.19 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to Garden State Securities in connection with the placement of the Securities.

     5.20 No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "ISSUER COVERED PERSON") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to
(viii) under the 1933 Act (a "DISQUALIFICATION EVENT"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

     6. Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

     6.1 Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement and the Registration Rights Agreement, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

     6.2 No Public Sale or Distribution. The Investor is (i) acquiring the Notes and (ii) upon conversion of the Notes will acquire the Conversion Shares for its own account, not as a nominee or agent, and not with a view towards, or for resale in connection with, the public sale or distribution of any part thereof, except pursuant to sales registered or exempted under the 1933 Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof (a "PERSON") to sell, transfer, pledge, assign or otherwise distribute any of the Securities.

     6.3 Accredited Investor Status; Investment Experience. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

     6.4 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the
Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

     6.5 Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Securities and the transactions contemplated by this Agreement.

     6.6 No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     6.7 Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The execution, delivery and performance by the Investor of this Agreement and each Transaction Document to which the Investor is a party and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or "Blue Sky" laws) applicable to the Investor, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

     6.8 Organization and Standing. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York.

     6.9 Brokers or Finders. The Investor represents and warrants, to the best of its knowledge, that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Agreement or the transactions contemplated hereby.

     6.10 Ability to Perform. There are no actions, suits, proceedings or investigations pending against Investor or Investor's assets before any court or governmental agency (nor is there any threat thereof) which would impair in any way Investor's ability to enter into and fully perform its commitments and obligations under this Agreement or the transactions contemplated hereby.

     7. Use of Proceeds. The Investor acknowledges that the Company will use the proceeds received from the purchase of the Notes for, among other things, (i) costs and expenses relating to the sale of the Notes to the Investor and (ii) general working capital purposes.

     8. Rule 144 Availability; Public Information. At all times during the period commencing on the six (6) month anniversary of the Initial Closing Date and ending at such time that all of the Securities can be sold without the requirement to be in compliance with Rule 144(c)(1) under the 1933 Act and otherwise without restriction or limitation pursuant to Rule 144 under the 1933 Act, the Company shall use its reasonable best efforts to ensure the availability of Rule 144 under the 1933 Act to the Investor with regard to the Conversion Shares, including compliance with Rule 144(c)(1) under the 1933 Act. If, (i) at any time during the period commencing from the six (6) month anniversary of the Initial Closing Date and ending on the first anniversary of the Additional Closing Date, the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) under the 1933 Act (a "PUBLIC INFORMATION FAILURE"), or (ii) the Company shall fail to take such action as is reasonably requested by the Investor to enable the Investor to sell the Conversion Shares pursuant to Rule 144 under the 1933 Act (including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company's transfer agent as may be reasonably requested from time to time by the Investor and otherwise fully cooperate with Investor and Investor's broker to effect such sale of securities pursuant to Rule 144 under the 1933 Act), then, in either case, in addition to the Investor's other available remedies, the Company shall pay to a Investor, in cash, as liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of the Investor's Securities on the day of a Public Information Failure or Process Failure, as applicable, and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until (a) in the case of a Process Failure, the date such Process Failure is cured, or (b) in the case of a Public Information Failure, the earlier of (1) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Investor to transfer the Conversion Shares pursuant to Rule 144 under the 1933 Act. The payments to which the Investor shall be entitled pursuant to this
Section  8 are  referred  to herein as "RULE  144  FAILURE  PAYMENTS."  Rule 144
Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Rule 144 Failure Payments are incurred and (ii) the third (3rd) Trading Day after the event or failure giving rise to the Rule 144 Failure Payments is cured.

     9. Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Investor, and its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and the Investor relating hereto. Notwithstanding anything herein to the contrary, in no event shall the Company be liable to the Investor (in the aggregate) for more than the Purchase Price paid by the Investor.

     10. Miscellaneous

     10.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     10.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Chicago, Illinois, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     10.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next Trading Day, (c) five (5) Trading Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (a) in the case of the Company, to Stevia Corp., 7117 US 31 S, Indianapolis, Indiana 46227, Telephone Number (888) 250-2566, Fax: (317) 536-3222, Attention:
George Blankenbaker, President, or (b) in the case of the Investor, to Nomis Bay Ltd., a Bermuda company, Pennboss Building, 50 Parliament Street, Hamilton HM12 Bermuda, Telephone Number: (441) 295-3200, Attention: James Keyes, with a copy (which shall not constitute notice) to Greenberg Traurig, LLP, The MetLife Building, 200 Park Avenue, New York, New York 10166, Telephone Number (212) 801-9200, Fax: (212) 801-6400, Attention: Anthony J. Marsico, Esq.

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
     10.5 Finder's Fees. Except for the Placement Agent Fees (as defined below) payable to Garden State Securities, each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Company shall indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     10.6 Amendments and Waivers. No provision of this Agreement may be amended other than by a written instrument signed by both parties hereto. No provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

     10.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     10.8 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

     10.9  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.10 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders,
(c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (d) references to "hereunder" or "herein" relate to this Agreement.

     10.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     10.12 Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by the Transaction Documents; provided, however, that (i) $40,000 shall be withheld by the Investor from its applicable Initial Purchase Price at the Initial Closing as a non-accountable and non-refundable document preparation fee (the "DOCUMENT PREPARATION FEE") in connection with the preparation, negotiation, execution and delivery of the Transaction Documents and legal due diligence of the Company, and shall be paid directly to the Investor's counsel on the Initial Closing Date by wire transfer of immediately available funds; (ii) $20,400 shall be withheld by the Investor from its applicable Initial Purchase Price at the Initial Closing and shall be paid directly to Garden State Securities by wire transfer of immediately available funds on the Initial Closing Date for its services in acting as placement agent in connection with the transaction; and (iii) $36,000 shall be withheld by the Investor from its applicable Additional Purchase Price at the Additional Closing and shall be paid directly to Garden State Securities by wire transfer of immediately available funds on the Additional Closing Date for its services in acting as placement agent in connection with the transaction (all such fees paid to Garden State Securities collectively referred to as the "PLACEMENT AGENT FEES"). For the avoidance of doubt, the Document Preparation Fee and the Placement Agent Fees (and any portion thereof) shall be non-refundable when paid. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Investor), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investor.

     11. Additional Defined Terms. In addition to the terms defined elsewhere in this Agreement, the Notes, the following terms have the meanings set forth in this Section 11:

     11.1 "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     11.2   "COMMISSION"   means  the  United  States  Securities  and  Exchange
Commission.

     11.3 "COMMON STOCK EQUIVALENTS" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any Convertible Security, Option or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     11.4 "EFFECTIVE DATE" means the date that the Initial Registration Statement (as defined in the Registration Rights Agreement) filed pursuant to the Registration Rights Agreement has been declared effective by the Commission.

     11.5 "ADDITIONAL NOTE CONDITIONS" means: (i) all the Conversion Shares may be issued in full without violating the rules or regulations of the Trading Market on which the Common Stock is then listed or designated for quotation (as applicable); (ii) no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (iii) the Company shall have no knowledge of any fact that would reasonably be expected to cause any Registration Statement required to be filed pursuant to the Registration Rights Agreement to not be effective or the prospectus contained therein to not be available for the resale of all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement; (iv) the Investor shall not be in possession of any material, non-public information provided to any of them by the Company, any of its affiliates or any of their respective employees, officers, representatives, agents or the like; and (v) there shall not have occurred an Event of Default (as defined in the Initial Note) or an event that with the passage of time or giving of notice would constitute an Event of Default (as defined in the Initial
Note).

     11.6 "EQUITY CONDITIONS FAILURE" means that on any day during the period commencing on the Additional Closing Notice Date through the Additional Closing Date, the Equity Conditions have not been satisfied (or waived in writing by the Investor).

     11.7 "LIENS" means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

     11.8 "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

     11.9 "REGISTRABLE SECURITIES" shall have the meaning set forth in the Registration Rights Agreement.

     11.10 "SHORT SALES" shall mean "short sales" as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act.

     11.11 "TRADING DAY" means any day on which the Common Stock is traded on the Trading Market, provided that "TRADING DAY" shall not include any day on which the Common Stock is scheduled to trade on the Trading Market for less than
4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by the Investor.

     11.12 "TRADING MARKET" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace or the OTCQB Marketplace operated by OTC Markets Group Inc. (or any successor to any of the foregoing).

     11.13 "VWAP" means the volume weighted average price (the aggregate sales price of all trades of Common Stock during a Trading Day divided by the total number of shares of Common Stock traded during such Trading Day) of the Common Stock during a Trading Day as reported by Bloomberg L.P. using the AQR function.


                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

                                 THE COMPANY

                                 STEVIA CORP.

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

                                 THE INVESTOR:

                                 NOMIS BAY LTD.

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title: